Impairment of intangible assets and property, plant and equipment	12 Months Ended
Dec. 31, 2019
Impairment Of Assets [Abstract]
Impairment of intangible assets and property, plant and equipment	Impairment of intangible assets and property, plant and equipment
Goodwill
The recoverable amount of cash generating units (CGUs) is determined by reference to the value in use of each CGU, based on discounted estimates of the future cash flows from the CGU, in accordance with the policies described in Note B.6.1.
Goodwill is monitored internally at the level of each of the three current CGUs (Pharmaceuticals, Consumer Healthcare and Vaccines). Each of those CGUs reflects on a global scale all the key organizational components involved in commercial, R&D and industrial decision-making for that CGU. Sanofi believes those decisions have a significant influence on the generation of cash flows for each CGU.
The allocation of goodwill as of December 31, 2019 is shown below:

(€ million)	Pharmaceuticals	Consumer Healthcare	Vaccines	Total
Goodwill	36,565	6,594	1,360	44,519

The value in use of each CGU was determined by applying an after-tax discount rate to estimated future after-tax cash flows.
A separate discount rate is used for each CGU to reflect the specific economic conditions of the CGU.
The rates used for impairment testing in 2019 were 7.25% for the Pharmaceuticals CGU (versus 7.75% in 2018), 7.00% for the Consumer Healthcare CGU and 7.25% for the Vaccines CGU (both unchanged from 2018); an identical value in use for Sanofi as a whole would be obtained by applying a uniform 7.2% rate to all three CGUs (versus 7.5% in 2018).
The pre-tax discount rates applied to estimated pre-tax cash flows are calculated by iteration from the previously-determined value in use. Those pre-tax discount rates were 9.7% for the Pharmaceuticals CGU, 8.9% for the Consumer Healthcare CGU and 9.4% for the Vaccines CGU, and equate to a uniform rate of 9.6% for Sanofi as a whole.
The assumptions used in testing goodwill for impairment are reviewed annually. Apart from the discount rate, the principal assumptions used in 2019 were as follows:

▪	The perpetual growth rates applied to future cash flows were zero for the Pharmaceuticals CGU, 2% for the Consumer Healthcare CGU, and 0.5% for the Vaccines CGU.

▪	Sanofi also applies assumptions on the probability of success of current research and development projects, and more generally on its ability to renew the product portfolio in the longer term.
Value in use (determined as described above) is compared with the carrying amount, and this comparison is then subjected to sensitivity analyses by reference to the principal parameters, including:

▪	changes in the discount rate;

▪	changes in the perpetual growth rate;

▪	fluctuations in operating margin.
No impairment of goodwill would need to be recognized in the event of a reasonably possible change in the assumptions used in 2019.
A value in use calculation for each of the CGUs would not result in an impairment loss using:

▪	a discount rate up to 2.3 percentage points above the rates actually used; or

▪	a perpetual growth rate up to 5.3 percentage points below the rates actually used; or

▪	an operating margin up to 6.6 percentage points below the rates actually used.
No impairment losses were recognized against goodwill in the years ended December 31, 2019, 2018 or 2017.
Other intangible assets
When there is evidence that an asset may have become impaired, the asset’s value in use is calculated by applying an after-tax discount rate to the estimated future after-tax cash flows from that asset. For the purposes of impairment testing, the tax cash flows relating to the asset are determined using a notional tax rate incorporating the notional tax benefit that would result from amortizing the asset if its value in use were regarded as its depreciable amount for tax purposes. Applying after-tax discount rates to after-tax cash flows gives the same values in use as would be obtained by applying pre-tax discount rates to pre-tax cash flows.
The after-tax discount rates used in 2019 for impairment testing of other intangible assets in the Pharmaceuticals, Consumer Healthcare and Vaccines CGUs were obtained by adjusting Sanofi’s weighted average cost of capital to reflect specific country and business risks, giving after-tax discount rates in a range from 7.25% to 9.75%.
In most instances, there are no market data that would enable fair value less costs to sell to be determined other than by means of developing a similar estimate based on future cash flows. Consequently, recoverable amount is in substance equal to value in use. The estimates used to determine value in use are sensitive to the assumptions specific to the nature of the asset and of Sanofi's activities. Apart from the discount rate, the principal assumptions used in 2019 were as follows:

▪	mid and long-term sales forecasts,

▪	perpetual growth or attrition rates, when applicable, and

▪	probability of success of current research and development projects.
The assumptions used in testing intangible assets for impairment are, at least, reviewed annually.
In 2019, 2018 and 2017, impairment testing of other intangible assets (excluding software) resulted in the recognition of net impairment losses as shown below:

(€ million)	2019	2018	2017
Impairment of other intangible assets (excluding software)	3,604	720	310
Marketed products	2,757	264	213
Pharmaceuticals(a)	2,405	258	23
Vaccines(b)	—	6	190
CHC(c)	352	—	—
Research and development projects(d)	847	454	80
Other(e)	—	2	17

(a)
Impairment tests conducted on other intangible assets as of December 31, 2019 led to (i) the recognition of an impairment loss of €2,236 million on the product Eloctate® (as part of the broader Eloctate® franchise) and (ii) an impairment loss of €163 million on the marketed product Lemtrada®, versus €183 million as of December 31, 2018.

(b)
The impairment loss recognized for the Vaccines segment in 2017 relates to intangible assets associated with the Dengue vaccine and arises from revisions to sales forecasts following results of long-term clinical trials and the resulting requirement to update the product label.

(c)	Impairment tests conducted on other intangible assets as of December 31, 2019 led to the recognition of an impairment loss of €352 million on assets related to Zantac®.

(d)
The impairment losses recognized in 2019 relate mainly to (i) the allocation of the impairment loss recognized for the Eloctate® franchise to the BIVV001 project in accordance with paragraph 104 of IAS 36 (Impairment of Assets) (see (a) above) and (ii) the development program for sotaglifozin (€275 million).The impairment losses recognized in 2018 relate mainly to intangible assets of Ablynx and to other R&D intellectual property assets, including the MyoKardia and efpeglenatide programs in diabetes.

(e)	Not included within the line item Impairment of intangible assets in the consolidated income statements (see Note B.4.)

In 2019, competition intensified in the hemophilia A segment due to the arrival of new products in the market, especially in the United States. This led to a decrease in sales of Eloctate® during 2019. As a result, management updated the prospects for this franchise and conducted an impairment test as of June 30, 2019, followed by a further impairment test as of December 31, 2019 to take account of changes in market conditions during the second half of the year. Both tests were conducted in accordance with IAS 36 (Impairment of Assets).
The recoverable amount of those assets was determined on the basis of discounted cash flow projections over their economic lives (see Note B.6.1.). Based on the results of the impairment test conducted in the second half of 2019, an impairment loss of €1,194 million was recognized against the Eloctate® franchise assets, in addition to the impairment loss of €1,609 million recognized in the first half of 2019. As of December 31, 2019, those assets had a carrying amount of €2,623 million net of impairment losses.
A 5% decrease in the sales projections used to determine the recoverable amount as of December 31, 2019 would require an additional impairment loss of around €150 million to be recognized. An increase of one-half of a percentage point in the discount rate used to determine the recoverable amount (after-tax rates of 7.25% for the Eloctate® cash flow projections and 8.25% for the BIVV001 cash flow projections) would require an additional impairment loss of €107 million to be recognized. The valuation model used incorporates a probability assumption regarding the successful development and marketing approval of BIVV001, a long-acting factor VIII therapy (currently in Phase III) that is intended to succeed Eloctate®. If that project fails, an additional impairment loss of €956 million would be required. If it succeeds, the sales projections used in the impairment test could be reduced by approximately 13% without any further impairment loss being required.
Commercialization of Zantac® in the United States and Canada was halted during the second half of 2019, leading Sanofi to write down the related intangible asset to zero; this resulted in the recognition of an impairment loss of €352 million in the 2019 financial statements.
Property, plant and equipment
Impairment losses taken against property, plant and equipment are disclosed in Note D.3.